UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Communications & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Communications & Technology Fund	December 31, 2021
PRMTX	Investor Class
TTMIX	I Class
T. ROWE PRICE Communications & Technology Fund

HIGHLIGHTS

■	The Communications & Technology Fund underperformed its peer group as represented by the Lipper Telecommunication Funds Average.

■	E-commerce exposure weighed on portfolio performance due to a combination of challenging prior-year comparisons, regulatory backlash on Chinese tech firms, and significant cost step-ups tied to supply chain crises and logistics staffing shortages. The fund benefited from a robust digital advertising backdrop in 2021 as the offline-to-online share shift in marketing budgets accelerated through the pandemic recovery phase.

■	We have increased the fund’s allocation to live entertainment (sports rights, concert promotion, event sponsorship) as consumers reallocate discretionary spending away from in-home product purchases to out-of-home social experiences. We have also increased our exposure to the recorded music industry as major labels benefit from the rise in paid streaming audio subscriptions and ad-supported music listenership.

■	We remain committed to investing in durable growth companies with the potential to compound value over the long term while striving to maintain position sizes that balance high conviction with responsible concentration.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during 2021 as strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, and less accommodative central banks. Most developed market stock benchmarks finished the year with positive returns, although gains slowed in the second half of the year, while fixed income returns faced headwinds from rising interest rates.

Large-cap U.S. growth stocks delivered the strongest returns, but solid results were common in many developed markets. However, emerging markets stock benchmarks struggled amid a significant equity market downturn in China.

The large-cap S&P 500 Index returned almost 29%, marking its third straight year of positive returns. Robust results were widespread across the benchmark—according to Bloomberg data, 2021 marked the first year that all of the S&P 500 sectors recorded double-digit gains. The energy sector, which was the worst performer in 2020, was the leader in 2021 amid a sharp increase in oil prices, and real estate stocks also rebounded from a down year as strong demand led to rising rents. Financial and information technology stocks also produced excellent returns and outperformed the broad market.

In the fixed income market, rising Treasury yields weighed on performance, but below investment-grade corporate bonds delivered solid results as they benefited from improving fundamentals and investor demand for higher-yielding securities. (Bond prices and yields move in opposite directions.)

A robust increase in corporate earnings growth appeared to be a significant performance driver during the year. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009, and while third-quarter earnings slowed, they continued to beat expectations at an impressive pace. Despite the significant rally in the S&P 500 during 2021, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices. Although economic growth showed signs of slowing at times, data remained generally positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 3.9% by December, and job openings reached a record high.

However, optimism surrounding strong earnings and employment gains was tempered by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982, a factor that may have contributed to a decline in consumer sentiment late in the year.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve began trimming its purchases of Treasuries and agency mortgage-backed securities in November, and policymakers indicated that they could soon start raising short-term interest rates.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

Elevated valuations, higher inflation, and the continuing struggle to control the pandemic also pose potential challenges for financial markets in 2022. However, on the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

President and CEO

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Communications & Technology Fund returned 9.68% in the 12-month period ended December 31, 2021. The fund underperformed the Lipper Telecommunication Funds Average. (Returns for the fund’s I Class shares varied due to their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Alphabet (Google’s parent company) was a strong performer as the core search franchise further cemented its position as the leading customer acquisition channel of multichannel commerce. While Apple’s rollout of App Tracking Transparency degraded ad targeting and attribution across many social media platforms, Google search captured a growing share of direct response budgets with the benefit of extensive first-party data, best-in-class machine learning capabilities, and limited reliance on third-party ad tracking signals. Google has rewritten the narrative on retail search advertising and its broader role in e-commerce over the past two years—no longer the presumed share donor of monetizable search queries to Amazon, and increasingly aligned with the omnichannel success stories of traditional retailers and Shopify-powered entrepreneurs. Alphabet’s YouTube continues to see exceptional demand for its digital video advertising suite with two billion monthly active users watching over one billion hours of streaming video per day. Beyond strength in core search and YouTube advertising, Alphabet has also benefited from increasingly shareholder-friendly disclosures (including a segment-level profit and loss breakout of Google Cloud) and capital allocation policies (material acceleration in share repurchase activity). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our Amazon.com position struggled as disappointing e-commerce results more than offset strong performance from the Amazon Web Services (AWS) cloud unit due to supply chain disruptions, widespread labor shortages, and content investments. The path back to accelerating topline growth and improving e-commerce margins may require patience, but comparisons should ease meaningfully by mid-2022 just as Amazon’s aggressive logistics network investments start to yield higher one-day/same-day delivery mix for Prime households across millions of items. While somewhat obscured by choppy e-commerce results, Amazon’s public cloud segment turned in a banner year for 2021 with an impressive mix of growth and profitability underlining AWS’s leadership position in the infrastructure- and platform-as-a-service layers of the cloud stack.

In software, Microsoft and Atlassian delivered strong performances. Azure, Microsoft’s cloud computing platform, benefited from the same structural tailwinds powering AWS’s results over the past year—specifically, the growing sense of urgency within established companies to accelerate cloud migrations paired with the increasingly cloud-first posture of most early-stage businesses. With the big three hyperscalers still representing less than 10% of global information technology spending, we see an enormous runway remaining for AWS, Microsoft Azure, and Google Cloud Platform. As for Atlassian, we believe that the company’s collaboration software suite headlined by Jira and Confluence has tapped in to the multi-decade trend of software developers expanding both headcount and influence across corporate organizational structures. Atlassian’s unusually low-friction, viral go-to-market distribution model has enabled broad adoption of the agile development methodologies enabled by its collaboration tools.

In telecommunications, T-Mobile faced several challenges over the past year, starting with an industrywide uptick in handset promotional intensity accompanying the iPhone 13 launch. Investors have become increasingly wary of the U.S. telecom sector backsliding toward European-style convergence, an outcome that could damage returns on investment for both wireless and wireless operators. T-Mobile competitor AT&T appears particularly focused on reshaping its role as the long-standing postpaid subscriber share donor of U.S. wireless, pressing ahead with aggressive subsidies, rebasing its dividend payout, and unwinding years of ill-advised mergers and acquisitions to focus on its core connectivity business. Despite these headwinds, we believe T-Mobile offers a compelling risk/reward profile heading into 2022 with the deepest spectrum portfolio in U.S. wireless, an expanding lead in 5G coverage, and Sprint integration synergies running ahead of plan.

An increasingly competitive and well-capitalized U.S. wireless market bodes well for our tower holdings in SBA Communications, American Tower, and Crown Castle. Spurred on by the recent C-band and 3.45GHz auctions, U.S. carriers have spent over $100 billion on spectrum licenses in preparation for 5G deployments. With AT&T and Verizon racing to close 5G coverage gaps with T-Mobile and Dish preparing to launch an ambitious greenfield network build, wireless capex spend should remain elevated at the industry level. To the extent carriers keep competing on 5G network quality against a backdrop of sustained U.S. mobile data usage growth, macro tower owners should benefit from healthy colocation and amendment activity levels across their portfolios.

How is the fund positioned?

The portfolio reflects our focus on digital disruptors and the telecommunications infrastructure that enables digital disruption—the first category includes higher-growth e-commerce marketplaces, digital advertising platforms, and direct-to-consumer streaming services, while the second category includes steadier compounders in cable broadband, macro towers, and wireless network operators. We aim to invest behind durable secular trends in the technology, media, and telecommunications space that align with our long-term investing philosophy and modest historical turnover. We seek to balance high conviction with responsible concentration when sizing positions in the portfolio.

In terms of new developments for the fund, we increased our exposure to the recorded music industry through positions in Warner Music Group and Universal Music Group. While U.S. recorded music revenues fell by more than half from 1999 to 2015 amid rampant piracy and album unbundling, label prospects have rebounded over the past five years alongside the rise of streaming audio subscriptions and ad-supported digital music listenership. Equally important, the labels are transitioning from a volatile, hit-driven model predicated on one-off CD purchases to a more predictable wholesale licensing business. As manufacturing and distribution costs from the physical media era roll off their books and fully amortized catalogs deliver recurring royalty payments, we should see sustained operating margin growth for the major labels.

We added to our position in Formula One Group, a company that controls the exclusive commercialization rights to F1 auto racing, the pinnacle of global motorsport. F1 is one of the few sports leagues with a growing audience that has managed to age down its fan base in recent years. Measures to improve on-track competitiveness coupled with savvy marketing (e.g., the “Drive to Survive” series on Netflix) have positioned Formula One Group for a profitable cycle of broadcast TV rights renewals in the coming years. Beyond media licensing deals, Formula One Group should benefit from a robust sponsorship pipeline as marketers take notice of surging F1 interest from lifelong motorsport viewers and casual fans alike.

Additionally, we increased our exposure to Apple, reflecting our view that iPhone demand will see sustained strength alongside a growing ecosystem of tightly integrated hardware including AirPods, Apple Watch, and soon-to-be-announced virtual/augmented reality wearables that leverage the iPhone as a mobile edge server. Beyond the healthy demand backdrop for iOS devices, our conviction in the Apple Services runway has increased in the wake of Apple’s aggressive move to capture iOS advertising dollars under the guise of user privacy. With remarkably little pushback from regulators, Apple has stripped away key components of third-party ad tech plumbing and advantaged its own Apple Search Advertising products in the process.

What is portfolio management’s outlook?

We continue to navigate through COVID-19 complexity with the omicron variant accelerating the pandemic-to-endemic transition phase. Heading into 2022, the debate around a more lasting growth-to-value regime change has also captured investor attention with inflation tracking well ahead of the Federal Reserve’s prior “transitory” assurances and an extended stretch of rate hikes on the horizon. Rather than positioning the portfolio for “COVID-on/COVID-off” trading narratives, we continue to focus on high-quality, deeply moated businesses with compelling reinvestment opportunities and sufficient clarity of vision to execute through macro uncertainty. Importantly, we recognize that investments undertaken mid-crisis require patience to play out, from Amazon’s massive logistics network expansion to Disney’s step-function increase in Disney+ streaming content spend. We believe perseverance in these longer-duration investment cycles will ultimately pay off for fund investors.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE COMMUNICATIONS & TECHNOLOGY FUND

Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Since the fund focuses its investments in the communications and technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Communications and technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing communications and technology industries. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines. Profitability of communications and technology companies can be negatively impacted by aggressive pricing from competitors, research and development costs, and the availability and prices of components. The communications and technology industries are highly susceptible to short product cycles; falling prices and profits; innovation and competition from new market entrants; a heavy reliance on patent protection; failure to obtain, or delays in obtaining, financing or regulatory approval; product compatibility; and unexpected changes in consumer preferences.

For a more thorough discussion of risks, please see the Communications & Technology Fund’s prospectus.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/21
Amazon.com	9.5%
Alphabet	8.3
Meta Platforms	5.7
Netflix	4.3
T-Mobile US	3.8
Microsoft	3.7
ServiceNow	3.4
Charter Communications	3.4
SBA Communications	3.3
Atlassian	3.2
Apple	3.0
American Tower	2.8
NVIDIA	2.5
Comcast	2.4
Crown Castle International	2.1
Shopify	2.0
Booking Holdings	2.0
Sea	2.0
Salesforce.com	2.0
Snap Inc.	1.6
Equinix	1.5
Paycom Software	1.5
Walt Disney	1.3
Spotify Technology	1.3
Live Nation Entertainment	1.2
Total	**77.8%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 180.49	$ 123.76	$ 93.56	$ 96.47	$ 74.25
Investment activities					
Net investment income (loss)[1][2]	(0.97)	(0.58)	(0.20)	0.19	0.01
Net realized and unrealized gain/ loss	18.33	66.86	31.92	(1.90)	24.48
Total from investment activities	17.36	66.28	31.72	(1.71)	24.49
Distributions					
Net investment income	–	–	–	(0.18)	(0.01)
Net realized gain	(15.25)	(9.55)	(1.52)	(1.02)	(2.26)
Total distributions	(15.25)	(9.55)	(1.52)	(1.20)	(2.27)
NET ASSET VALUE					
End of period	**$ 182.60**	**$ 180.49**	**$ 123.76**	**$ 93.56**	**$ 96.47**

Ratios/Supplemental Data					
Total return[2][3]	**9.68%**	**53.66%**	**33.95%**	**(1.83)%**	**32.99%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	0.75%	0.75%	0.76%	0.78%	0.78%
Net expenses after waivers/ payments by Price Associates	0.75%	0.75%	0.76%	0.78%	0.78%
Net investment income (loss)	(0.50)%	(0.38)%	(0.18)%	0.18%	0.02%
Portfolio turnover rate	16.9%	19.1%	6.4%	6.9%	7.3%
Net assets, end of period (in millions)	$10,436	$10,140	$6,036	$4,483	$4,722

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 5 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

I Class

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 181.06	$ 124.00	$ 93.63	$ 96.54	$ 74.31
Investment activities					
Net investment income (loss)[1][2]	(0.77)	(0.42)	(0.07)	0.27	0.12
Net realized and unrealized gain/ loss	18.38	67.03	31.96	(1.86)	24.49
Total from investment activities	17.61	66.61	31.89	(1.59)	24.61
Distributions					
Net investment income	–	–	–	(0.30)	(0.12)
Net realized gain	(15.62)	(9.55)	(1.52)	(1.02)	(2.26)
Total distributions	(15.62)	(9.55)	(1.52)	(1.32)	(2.38)
NET ASSET VALUE					
End of period	**$ 183.05**	**$ 181.06**	**$ 124.00**	**$ 93.63**	**$ 96.54**

Ratios/Supplemental Data

Total return[2][3]	**9.79%**	**53.82%**	**34.10%**	**(1.71)%**	**33.12%**
Ratios to average net assets:[2]					
Gross expenses before waivers/ payments by Price Associates	0.64%	0.65%	0.65%	0.66%	0.66%
Net expenses after waivers/ payments by Price Associates	0.64%	0.65%	0.65%	0.66%	0.66%
Net investment income (loss)	(0.39)%	(0.27)%	(0.06)%	0.26%	0.14%
Portfolio turnover rate	16.9%	19.1%	6.4%	6.9%	7.3%
Net assets, end of period (in thousands)	$1,112,169	$783,846	$435,334	$262,242	$134,913

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 5 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

December 31, 2021

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
COMMON STOCKS 98.6%		
FINANCIAL SERVICES 3.0%		
Other Financial Services 0.6%		
ANT International, Class C, Acquisition Date: 6/7/18, Cost $67,333 (1)(2)(3)	17,666,351	64,692
		64,692
Payments 2.4%		
Block, Class A (2)	228,100	36,840
Mastercard, Class A	356,700	128,170
One97 Communications, Acquisition Date: 12/3/19, Cost $8,203 (INR) (2)(3)	322,220	5,493
PayPal Holdings (2)	528,000	99,570
Stripe, Class B, Acquisition Date: 5/18/21, Cost $7,901 (1)(2)(3)	196,898	12,730
		282,803
Total Financial Services		347,495
HARDWARE 3.4%		
Consumer Electronics 3.4%		
Apple	1,975,700	350,825
Roku (2)(4)	185,100	42,240
Total Hardware		393,065
INDUSTRIALS 0.7%		
Automobile Manufacturers 0.4%		
Rivian Automotive, Class A (2)	487,625	50,562
		50,562
Transportation Technology Services 0.3%		
Aurora Innovation, Acquisition Date: 3/1/19, Cost $12,597 (2)(3)	2,959,355	31,656
DiDi Global, Acquisition Date: 10/19/15, Cost $3,572 (2)(3)	130,241	2,465
		34,121
Total Industrials		84,683
INTERNET 34.0%		
China Internet Media/Advertising 0.9%		
Tencent Holdings (HKD)	1,826,500	106,578
		106,578
Rest of World Internet Media/Advertising 2.0%		
Sea, ADR (2)	1,017,393	227,601
		227,601

Rest of World Internet Retail 0.5%		
Farfetch, Class A (2)	1,615,500	54,006
		54,006
Rest of World Internet Services 0.2%		
Trainline (GBP) (2)	7,264,495	27,406
		27,406
U.S. Internet Media/Advertising 16.3%		
Alphabet, Class A (2)	37,650	109,074
Alphabet, Class C (2)	293,303	848,699
Meta Platforms, Class A (2)	1,945,100	654,234
Pinterest, Class A (2)	541,936	19,699
Snap, Class A (2)	3,997,683	188,011
Trade Desk, Class A (2)	677,500	62,086
		1,881,803
U.S. Internet Retail 10.4%		
Amazon.com (2)	330,700	1,102,666
Carvana (2)	413,097	95,752
		1,198,418
U.S. Internet Services 3.7%		
Airbnb, Class A (2)	341,492	56,855
Booking Holdings (2)	95,172	228,339
Canva, Acquisition Date: 8/16/21 - 12/17/21, Cost $39,325 (1)(2)(3)	23,072	39,318
DoorDash, Class A (2)	634,323	94,451
Houzz, Acquisition Date: 6/3/14, Cost $1,400 (1)(2)(3)	186,860	372
Maplebear DBA Instacart, Acquisition Date: 8/7/20, Cost $4,000 (1)(2)(3)	86,339	10,253
Maplebear DBA Instacart, Acquisition Date: 8/7/20, Cost $209 (1)(2)(3)	4,511	536
		430,124
Total Internet		3,925,936
IT SERVICES 2.4%		
Data Centers 1.5%		
Equinix, REIT	207,056	175,136
		175,136
IT Services 0.9%		
VeriSign (2)	416,500	105,716
		105,716
Total IT Services		280,852

MEDIA & ENTERTAINMENT 11.2%		
Direct-to-Consumer Subscription Services 5.6%		
Netflix (2)	821,080	494,651
Spotify Technology (2)	656,200	153,571
		648,222
Diversified Media 2.6%		
Universal Music Group (EUR)	3,132,930	88,540
Walt Disney (2)	1,005,410	155,728
Warner Music Group, Class A	1,208,631	52,189
		296,457
Live Entertainment 2.3%		
Liberty Media-Liberty Formula One, Class C (2)	2,048,800	129,566
Live Nation Entertainment (2)	1,173,407	140,445
		270,011
Video Gaming 0.7%		
Epic Games, Acquisition Date: 6/18/20 - 3/29/21, Cost $26,619 (1)(2)(3)	37,263	35,833
ROBLOX, Class A (2)	444,700	45,875
		81,708
Total Media & Entertainment		1,296,398
SEMICONDUCTORS 2.5%		
Processors 2.5%		
NVIDIA	975,900	287,022
Total Semiconductors		287,022
SOFTWARE 21.2%		
Back-Office Applications Software 3.9%		
Bill.com Holdings (2)	532,126	132,579
Ceridian HCM Holding (2)	536,394	56,032
Coupa Software (2)	581,793	91,953
Paycom Software (2)	412,000	171,058
Plex Systems, EC, Acquisition Date: 9/7/21, Cost $241 (1)(2)(3)	240,776	217
Plex Systems, EC, Acquisition Date: 9/7/21, Cost $34 (1)(2)(3)	34,397	33
		451,872
Collaboration and Productivity Software 7.1%		
Atlassian, Class A (2)	963,699	367,449
ServiceNow (2)	612,092	397,315
Zoom Video Communications, Class A (2)	292,770	53,843
		818,607

Front-Office Applications Software 2.0%		
salesforce.com (2)	891,900	226,659
		226,659
Industry-Specific Software 3.2%		
Constellation Software (CAD)	34,200	63,453
Shopify, Class A (2)	167,317	230,461
Toast, Class A (2)	378,896	13,151
Toast, Class B, Acquisition Date: 6/27/18 - 2/14/20, Cost $7,189 (2)(3)	1,789,399	59,005
		366,070
Infrastructure and Developer Tool Software 4.8%		
Datadog, Class A (2)	356,899	63,567
HashiCorp, Class A (2)	29,242	2,662
Microsoft	1,285,300	432,272
Snowflake, Class A (2)	68,545	23,220
Twilio, Class A (2)	115,250	30,350
		552,071
Security Software 0.2%		
Clear Secure, Class A (2)	173,524	5,444
SentinelOne, Class A (2)	301,845	15,240
Socure, Acquisition Date: 12/22/21, Cost $2,073 (1)(2)(3)	129,020	2,073
		22,757
Total Software		2,438,036
TELECOM SERVICES 20.2%		
Towers 9.8%		
American Tower, REIT	1,112,500	325,406
Cellnex Telecom (EUR)	1,844,583	106,852
Crown Castle International, REIT	1,185,467	247,455
Helios Towers (GBP) (2)(4)	16,775,947	39,197
Sarana Menara Nusantara (IDR)	364,907,800	28,774
SBA Communications, REIT	989,500	384,935
		1,132,619
U.S. Cable/Satellite 6.2%		
Cable One	27,400	48,318
Charter Communications, Class A (2)	598,909	390,471
Comcast, Class A	5,436,828	273,636
		712,425
U.S. Wireless 4.2%		
T-Mobile U.S. (2)	3,801,219	440,865

Verizon Communications	951,876	49,460
		490,325
Total Telecom Services		2,335,369
Total Common Stocks (Cost $4,478,167)		**11,388,856**
CONVERTIBLE PREFERRED STOCKS 1.4%		
INDUSTRIALS 0.1%		
Transportation Technology Services 0.1%		
Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $10,915 (1)(2)(3)	127,117	11,659
Total Industrials		11,659
INTERNET 0.6%		
China Internet Media/Advertising 0.3%		
ByteDance, Series E, Acquisition Date: 7/8/19, Cost $12,010 (1)(2)(3)	243,670	29,762
		29,762
U.S. Internet Services 0.3%		
Canva, Series A, Acquisition Date: 11/4/21 - 12/17/21, Cost $2,560 (1)(2)(3)	1,502	2,560
Canva, Series A-3, Acquisition Date: 11/4/21 - 12/17/21, Cost $368 (1)(2)(3)	216	368
Canva, Series A-4, Acquisition Date: 11/4/21 - 12/17/21, Cost $39 (1)(2)(3)	23	39
Canva, Series A-5, Acquisition Date: 11/4/21, Cost $4 (1)(2)(3)	2	3
FLEXE, Series C, Acquisition Date: 11/18/20, Cost $7,501 (1)(2)(3)	616,504	8,156
Houzz, Series D, Acquisition Date: 6/3/14, Cost $4,200 (1)(2)(3)	560,560	1,116
Maplebear DBA Instacart, Series G, Acquisition Date: 7/2/20, Cost $8,509 (1)(2)(3)	176,934	21,011
Maplebear DBA Instacart, Series I, Acquisition Date: 2/26/21, Cost $4,108 (1)(2)(3)	32,863	3,903
		37,156
Total Internet		66,918
SOFTWARE 0.7%		
Collaboration And Productivity Software 0.3%		
Formagrid, Series F, Acquisition Date: 12/8/21, Cost $30,420 (1)(2)(3)	162,425	30,420
		30,420
Front-Office Applications Software 0.1%		
Seismic Software, Series E, Acquisition Date: 12/13/18, Cost $5,712 (1)(2)(3)	906,055	13,071

The accompanying notes are an integral part of these financial statements.

December 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 12/31/21	12/31/20
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (57,078)	$ (31,527)
Net realized gain	1,125,927	849,478
Change in net unrealized gain / loss	(26,196)	2,885,145
Increase in net assets from operations	1,042,653	3,703,096
Distributions to shareholders		
Net earnings		
Investor Class	(814,235)	(510,508)
I Class	(87,534)	(38,825)
Decrease in net assets from distributions	(901,769)	(549,333)
Capital share transactions*		
Shares sold		
Investor Class	1,377,830	2,539,124
I Class	412,152	201,616
Distributions reinvested		
Investor Class	776,090	486,062
I Class	81,300	36,938
Shares redeemed		
Investor Class	(2,009,369)	(1,859,366)
I Class	(154,892)	(105,115)
Increase in net assets from capital share transactions	483,111	1,299,259
Net Assets		
Increase during period	623,995	4,453,022
Beginning of period	10,924,332	6,471,310
End of period	**$ 11,548,327**	**$ 10,924,332**
*Share information		
Shares sold		
Investor Class	7,112	17,006
I Class	2,105	1,299
Distributions reinvested		
Investor Class	4,283	2,729
I Class	448	207
Shares redeemed		
Investor Class	(10,424)	(12,323)
I Class	(806)	(688)
Increase in shares outstanding	2,718	8,230

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Communications & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term capital growth. The fund has two classes of shares: the Communications & Technology Fund (Investor Class) and the Communications & Technology Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2021, totaled $(3,844,000) for the year ended December 31, 2021.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2021, the value of loaned securities was $160,000; the value of cash collateral and related investments was $168,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,968,439,000 and $2,387,991,000, respectively, for the year ended December 31, 2021.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the offset of the current net operating loss against realized gains. For the year ended December 31, 2021, the following reclassification was recorded:

Distributions during the years ended December 31, 2021 and December 31, 2020, were characterized for tax purposes as follows:

At December 31, 2021, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2021, the effective annual group fee rate was 0.28%.

Effective September 1, 2021, the Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2021, expenses incurred pursuant to these service agreements were $82,000 for Price Associates; $3,667,000 for T. Rowe Price Services, Inc.; and $881,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $114,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

T. Rowe Price Communications & Technology Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Communications & Technology Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$74,296,000 from short-term capital gains

■	$879,287,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $13,973,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $13,241,000 of the fund’s income qualifies for the dividends-received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $6,820,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2012 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber(d) (1946) 2001 [0]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Kellye Walker(e) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.
(d)Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Funds.
(e)Effective November 8, 2021, Ms. Walker was elected as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Communications & Technology Fund	Principal Occupation(s)

Greg Dunham, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph B. Fath, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Chris Graff (1985) Vice President	Vice President, T. Rowe Price; formerly Partner-Investment Team, Sequoia Capital Global Equities (to 2020)

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Paul Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sam Johnson (1992) Vice President	Vice President, T. Rowe Price

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Lu. Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Ross MacMillan (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, RBC Capital Markets (to 2019)

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Daniel Martino, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Daniel Shear (1992) Vice President	Employee, T. Rowe Price; formerly, student, The University of Chicago Booth School of Business (to 2020); summer intern, T. Rowe Price (2019); Strategic Finance Analyst, Uber Technologies, Inc. (to 2018); Equity Research Associate, Dodge & Cox Funds (to 2017)

James Stillwagon (1982) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Partner, Cat Rock Capital (to 2016)

Alan Tu (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Justin P. White (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,732,000 and $3,781,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Communications & Technology Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2022